Investor Presentation First Quarter 2024 May 30, 2024 Exhibit 99.2

Disclaimer Forward-Looking Statements This presentation dated May 30, 2024 includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts included in this presentation, including statements concerning Duluth Holdings Inc.'s (dba Duluth Trading Company) (“Duluth Trading” or the “Company”) plans, objectives, goals, beliefs, business strategies, future events, business conditions, its results of operations, financial position and its business outlook, business trends and certain other information herein are forward-looking statements, including its ability to execute on its growth strategies. You can identify forward-looking statements by the use of words such as “may,” ”might,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “believe,” “estimate,” “project,” “target,” “predict,” “intend,” “future,” “budget,” “goals,” “potential,” “continue,” “design,” “objective,” “would” and other similar expressions. The forward-looking statements are not historical facts, and are based upon Duluth Trading's current expectations, beliefs, estimates, and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond Duluth Trading's control. Duluth Trading's expectations, beliefs and projections are expressed in good faith, and Duluth Trading believes there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs, estimates, and projections will be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements, including, among others, the risks, uncertainties, and factors set forth under Part 1, Item 1A “Risk Factors” in Duluth Trading’s Annual Report on Form 10-K filed with the SEC on March 22, 2024, and other factors as may be periodically described in Duluth Trading’s subsequent filings with the SEC. Forward-looking statements speak only as of the date the statements are made. Duluth Trading assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances or other changes affecting forward-looking information except to the extent required by applicable securities laws. Non-GAAP Measurements Management believes that non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Within this presentation, reference is made to adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) and Free Cash Flow. See Appendix Table “Adjusted EBITDA,” for a reconciliation of net income to EBITDA and EBITDA to Adjusted EBITDA and “Free Cash Flow” for a reconciliation of Net cash provided by operating activities to Free Cash Flow. Adjusted EBITDA is a metric used by management and frequently used by the financial community, which provides insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA excludes certain items, such as stock-based compensation. Management believes Free Cash Flow is a useful measure of performance as an indication of an organization’s financial strength and provides additional perspective on the ability to efficiently use capital in executing growth strategies. Free Cash Flow is used to facilitate a comparison of operating performance on a consistent basis from period-to-period and the ability to generate cash. Free Cash Flow is defined as net cash provided by operating activities less purchase of property and equipment and capital contributions towards build-to-suit stores. The Company provides this information to investors to assist in comparisons of past, present and future operating results and to assist in highlighting the results of on-going operations. While the Company’s management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace the Company’s GAAP financial results and should be read in conjunction with those GAAP results. May 30, 2024

OUR GREATER PURPOSE “Celebrating the can-do spirit by enabling anyone who takes on life with their own two hands.” OUR MISSION STATEMENT “We build high-quality, solution-based products for work, play and every day. We craft our raw materials – unique brands, durable products, standout customer service, and a No Bull Guarantee – into industry-leading consumer experiences. Job done right means we never forget that “there’s gotta be a better way.”

Secret Sauce Better Brands A brood of sub-brands all bonded by the belief that you can accomplish anything that you put your own mind and own two hands to Better Innovation Long, colorful history of product innovation and solution-based design Better Marketing Distinctive marketing made to break through the clutter and drive buying Better Customer Experiences Outstanding and engaging customer experience May 30, 2024

FINANCIAL REVIEW

Three Months Ended April 28, 2024 Summary Net sales of $116.7M compared to $123.8M in the prior year first quarter Quarter-end inventory composition healthy, down 5.9% compared to prior year first quarter Net loss of ($7.9M) and Adjusted EBITDA of $1.8M May 30, 2024

Three Months Ended April 28, 2024 May 30, 2024 ($ in millions) Net Sales ($ in millions) Gross Profit ($ in millions) Adjusted EBITDA 1 ($ in millions) Net Loss2 Retail 4.3% 1.6% Margin 1 Adjusted to reflect the add-back of stock compensation expense. 2 Excludes net income (loss) attributable to noncontrolling interest. (3.1)% (6.7)% Margin 53.0% 52.8% Margin Direct (5.7)% (6.1)% (65.1)%

Strong Balance Sheet, Liquidity and FCF May 30, 2024 Debt to Capital (1,2) ($ in millions) As of April 28, 2024 Cash $6.8 Debt: Line of Credit 11.0 Term Loan 0.0 Total Debt 11.0 Total Shareholders’ Equity $218.4 Total Capitalization $229.4 Debt to Capital ratio 4.8% Free Cash Flow 1 Debt balances do not include TRI Holdings, LLC, a variable interest entity that is consolidated for reporting purposes 2 The New Credit Agreement matures on July 8, 2027 and provides for borrowings of up to $200.0 million that are available under a revolving senior credit facility.

Fiscal 2024 Financial Guidance May 30, 2024 1 2023 and 2024 include $6.7M and ~$11M, respectively, of additional investments in implementation costs to enhance the value of hosting arrangements, which are included in Prepaid expenses & other current assets on the Company’s Consolidated Balance Sheets. ($ in millions) 2023 2024 Guidance Net Sales $646.7 $640 (1.0)% Adj. EBITDA $33.4 $39 16.8% EPS $(0.28) $(0.22) CAPEX1 $53.2 ~$25 Reconciliation to 2024 Forecasted Adj. EBITDA Fiscal Year Ended February 2, 2025 Forecasted ($ in millions) Net Loss $(7.4) (+) Depreciation and amortization 34.0 (+) Amortization of internal-use software hosting subscription implementation costs 5.0 (+) Interest expense 5.6 (+) Income tax expense (2.4) EBITDA $34.8 (+) Stock based compensation 4.3 Adjusted EBITDA $39.0

Net Sales and Adjusted EBITDA May 30, 2024 ($ in millions) Net Sales 1 Adjusted to reflect the add-back of stock compensation expense. ($ in millions) Adjusted EBITDA1

Investment Highlights Growing lifestyle platform of sub-brands with well-established digitally-led omnichannel business Multiple revenue growth opportunities led through five strategic pillars Strategic investments support long-term EBITDA margin expansion Strong balance sheet and ample liquidity May 30, 2024

Capital Expenditures May 30, 2024 Initiatives 15 New Stores 15 New Stores 4 New Stores Salt Lake City FC Adairsville FC Technology Roadmap 1 New Store Belleville FC Capital Expenditures Website re-platform

Big Dam Blueprint Growth Drivers May 30, 2024 Lead With a Digital Mindset Intensify Our Efforts to Optimize Our Owned DTC Channels Evolve the Company’s Platform to Grow Into a Multi-brand and Multi-channel Business Prioritize Test and Learn to Unlock Long-term Growth Future Proof the Business Through Investments in Capabilities and Infrastructure

THANK YOU

Appendix Reconciliation to 2024 Adjusted EBITDA and Free Cash Flow Adjusted EBITDA Free Cash Flow 3 Months Ended ($ in millions) April 28, 2024 April 30, 2023 Net loss $(7.9) $(3.9) (+) Depreciation and amortization 8.3 7.4 (+) Amortization of internal-use software hosting subscription implementation costs 1.2 1.3 (+) Interest expense 1.0 0.9 (+) Income tax expense (benefit) (2.1) (1.5) EBITDA $0.5 $4.3 (+) Stock based compensation 1.4 1.0 Adjusted EBITDA $1.8 $5.3 3 Months Ended ($ in millions) April 28, 2024 April 30, 2023 Net cash used in operating activities $(33.7) $(14.0) Purchases of property and equipment (1.5) (21.4) Free Cash Flow (non-GAAP) $(35.2) $(35.4) May 30, 2024